                                                                    Exhibit 10.2
                                                                  EXECUTION COPY

                           LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT (“this Agreement”) is made as of
July 25, 2003, by and between Patriot Capital  Markets,  LLC, a Delaware limited liability company  (“Lender”),  with an address at 28 Thorndal Circle,
Darien, CT 06820, and Midland Funding NCC-1 Corporation,  a Delaware corporation
(the “Borrower”),  with an address at 5775 Roscoe Court, San Diego, CA
92123.  The Lender  and the  Borrower  (sometimes  singularly  referred  to as a
“Party”  and collectively referred to as “Parties”) agree as follows:

                                    RECITALS

     A. The Borrower has entered into certain Purchase  Agreements listed on the attached Exhibit B (collectively, the “Purchase Agreements”), pursuant to which the  Borrower has  purchased  from the selling  financial  institutions identified on Exhibit B  (collectively,  the  “Sellers”)  the pools of
Receivables listed on the attached Exhibit C (collectively,  the “Purchased
Receivables”).

     B. The Borrower desires to pledge the Purchased Receivables as security for the Loan (the  “Loan”)  made by the  Lender of the Loan  Amount to the
Borrower,  subject to the terms and conditions  herein set forth, and the Lender has agreed to loan the Loan Amount to the Borrower.

     NOW,  THEREFORE,  in  consideration  of the premises and agreements  herein contained, the Lender and the Borrower hereby agree as follows:

                                   DEFINITIONS

     Certain  capitalized terms used in this Agreement shall have the respective meanings  assigned to them in Appendix A attached hereto.  All references herein to “the Agreement” or “this Agreement”  are to this Loan and
Security  Agreement  as it may be amended  and  supplemented  from time to time, including the Exhibits hereto.

     SECTION 1. THE LOAN.

     1.1 The Loan Amount.  Subject to satisfaction  of the conditions  precedent specified in Article 3 of this  Agreement,  on the Closing Date, the Lender will loan $1,775,278.65 (the “Loan Amount”) to the Borrower.

     1.2 Disbursement Procedures. On the terms and subject to the conditions set forth herein,  unless the parties agree otherwise in writing,  the Lender shall, on the Closing  Date,  remit  $1,760,278.65,  which  amount is equal to the Loan
Amount less $15,000 in legal expenses  incurred by the Lender in connection with the making of the Loan, by wire transfer of immediately  available federal funds to the Borrower’s designated account.
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     1.3 The  Note.  The  Loan to the  Borrower  in the  Loan  Amount  shall  be evidenced by, and recorded on, a Note  substantially in the form attached hereto as Exhibit A. The Lender is hereby authorized to make the appropriate  notations on the schedule  annexed to the Note for  purposes of recording  the Loan to the
Borrower in the Loan Amount or repayment thereof; provided, however, the failure of the  Lender to make,  or any error in  making,  any such  notation  shall not limit, expand or otherwise affect the obligations of the Borrower hereunder.

     1.4 Interest.  The Note shall bear  interest on the Principal  Balance from the Closing Date at the  Borrowing  Rate.  Interest  shall accrue and be payable from and after the Closing  Date on the basis of actual days  elapsed and a year of 365 or 366 days, as applicable and shall be paid as specified in Section 2.2.

     1.5 Principal Balance. The Principal Balance of the Note shall be repaid on each  Remittance  Date as specified in Section 2.2.  Except as set forth in this
Section  1.5,  the Note may not be paid or prepaid  from any other  funds on any date prior to the  Maturity  Date  without the consent of the Lender;  provided, however,  that the Note may be paid or prepaid upon the  occurrence of either of the following  events:  (i) the Principal Balance shall have been reduced to 10%
or less of the Loan Amount;  or (ii) the Lender  shall have  declared the unpaid
Principal  Balance and accrued  interest on the Note to be  immediately  due and payable  following the  occurrence of an Event of Default as provided in Section
7.2 of this Agreement.

SECTION 2.        APPLICATION OF PROCEEDS.

     2.1 Servicer and Servicing Agreement.  Pursuant to the Servicing Agreement,
Midland Credit  Management,  Inc. has agreed to act as the Servicer with respect to the Purchased Receivables. As a condition of this Agreement, the Borrower has assigned for security all of its rights under the Servicing Agreement to Lender.
The  Servicer’s  rights  and  obligations  are set  forth in the  Servicing
Agreement.

     2.2 Application of Proceeds. On each Remittance Date until such time as all
Obligations have been satisfied, or until the Servicer and the Lender shall have determined  (which  determination  shall  be made in a  commercially  reasonable manner) that the Receivables  have been exhausted,  the Borrower shall cause the
Servicer to remit to the Lender from the Remittance  Account all  Collections in respect of the related Remittance Period and all investment  earnings on amounts on deposit in the  Remittance  Account.  On each Monthly Report Date, the Lender shall apply all funds received by it in respect of the collection month to which such Monthly  Report Date  relates,  as set forth on the Monthly  Reconciliation
Report  (“Available  Funds”),  in the  following  order,  priority and amounts:

          first,  to the  Lender,  reimbursement  of  any  assessed  and  unpaid
     Obligations other than the Principal Balance and interest thereon;

          second,  to the  Lender,  from  Available  Funds  remaining  after the application  in  clause  first,  interest  at  the  Borrowing  Rate  on the
     Principal Balance from and including the preceding Monthly Report Date (or, in the case of the initial  Monthly  Report Date, the Closing Date) to, but not including, the subject Monthly Report Date;
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          third,  to the  Lender,  from  Available  Funds  remaining  after  the applications  in clauses  first and second,  principal  in reduction of the
     Principal Balance, until the Principal Balance is reduced to zero; and

          fourth, any remaining Available Funds to the Borrower.

     SECTION 3. CONDITIONS PRECEDENT.

     3.1 The Loan.  The  funding by the Lender of the Loan Amount  hereunder  is subject to the  satisfaction  of the following  conditions  precedent (or to the waiver by the Lender of any of such conditions precedent):

          (a) The Financing Documents.  The Borrower shall have delivered to the
     Lender the duly executed  Financing  Documents  and any documents  required herein or  therein or  reasonably  requested  by the  Lender in  connection therewith.

          (b)  Collateral.  The Borrower  shall have filed,  or  authorized  the
     Lender  to file,  such  financing  statements  as the  Lender  requires  in connection  with the  creation  of a  perfected  security  interest  in the
     Collateral and to secure payment in full for all Obligations due hereunder.

          (c) Certified Resolutions and Corporate Documents.  The Borrower shall have  delivered to the Lender  certified  copies of (i)  resolutions of its board of  directors,  which  are  reasonably  satisfactory  to the  Lender, authorizing the execution,  delivery and performance of this Agreement, the
     Note, and all other  Financing  Documents and any documents and instruments delivered hereunder or thereunder and (ii) its Certificate of Incorporation and Bylaws.

          (d) Acquisition of Purchased Receivables by the Borrower. The Borrower
     shall have performed all of its obligations  required to be performed on or before the Closing Date under the Purchase Agreements.

          (e) Opinion. The Lender shall receive one or more Opinions of Counsel, satisfactory  in  form  and  substance  to  the  Lender  and  from  counsel satisfactory  to the Lender,  with  respect to such matters as Lender shall reasonably request.

          (f) Representations and Warranties. All representations and warranties in this Agreement and the Financing  Documents shall be true and correct on and as of the Closing Date.

          (g) No  Default.  As of the Closing  Date,  there shall exist or shall have occurred no default by the Borrower in the  performance  of any of its obligations under any of the Financing Documents.

     (h) Documentation and Proceedings.  All corporate and legal proceedings and all  instruments  in  connection  with  the  transactions  contemplated  by this
Agreement  shall be reasonably  satisfactory in form and substance to the Lender and  Lender’s  counsel,  and the Lender shall have received all information and copies of all  documents,  including  records of corporate  proceedings  and governmental  recording  and  filing  offices  as the  Lender  or  Lender’s counsel,  shall  have  requested,  such  documents  to be  certified  by  proper authorities where appropriate.
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     SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

     To induce  the  Lender to enter  into this  Agreement  and to make the Loan provided for herein, the Borrower hereby makes the following representations and warranties:

     4.1  Organization  and Standing.  The Borrower is, and will continue to be, duly  organized and a validly  existing  corporation  in good standing under the laws of the State of Delaware, with all requisite power and authority to own and operate its  properties  and assets,  to conduct the  businesses  in which it is engaged or proposes to engage and to consummate the Borrower’s  role in the transactions contemplated in the Financing Documents, has been duly qualified as a foreign  corporation in each jurisdiction where required by the conduct of its business or its ownership of properties,  and has not adopted any resolutions or taken any action leading to liquidation.

     4.2 Power and Authority. The Borrower has all requisite power and authority to execute,  deliver,  and carry out the terms and  provisions  of the Financing
Documents  to which  the  Borrower  is a party,  and the  Borrower  has duly and properly taken all necessary action to permit and authorize the  Borrower’s execution,  delivery and  performance  of the  Obligations  under the  Financing
Documents,  and the consummation of the Borrower’s role in the transactions contemplated herein and therein.

     4.3 Binding  Obligations.  The Financing Documents executed by the Borrower have been duly  authorized,  executed  and  delivered  by the  Borrower and each constitutes a legal, valid and binding  obligation of the Borrower,  enforceable in  accordance  with its  terms  except  as  enforceability  may be  limited  by bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of  creditors’  rights  generally and by general  principles of equity,  regardless of whether such enforceability is considered in a proceeding in law or in equity.

     4.4 Compliance With Other Instruments. The Borrower is not in violation of, or default under,  any  Requirement of Law, any agreement or instrument to which it is a party or by which it is  bound  or to  which  any of its  properties  or assets are subject,  which  violation or default  would have a material  adverse effect on the Borrower or its ability to perform its duties under the  Financing
Documents  or  which  would  affect  the  legality  or  enforceability  of  this
Agreement.  The execution,  delivery and  performance on the Closing Date by the
Borrower of and in  accordance  with the Financing  Documents,  and any document required to be  delivered  hereunder  or  thereunder,  the  consummation  of the
Borrower’s role in the transactions  contemplated herein or therein and the compliance  with the terms and provisions  hereof or thereof will not contravene any  Requirement  of Law to which the  Borrower  is subject  (including  without
limitation  any  applicable   consumer  credit  servicing  or  bankruptcy  laws,
statutes, rules or regulations) and will not, in any material respect,  violate, conflict with or result in any breach of any of the terms, covenants, conditions or provisions  of, or constitute a default  under,  or result in the creation or imposition of any security  interest (other than the security  interest in favor of the Lender) upon any of the  property or assets of the  Borrower  pursuant to the  terms of,  any  indenture,  mortgage,  deed of  trust,  agreement  or other instrument to which the Borrower is a party or by which its properties or assets are bound or may be subject.
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     4.5 Litigation.  There are no actions, suits, proceedings or investigations pending or, to the  Borrower’s  knowledge,  threatened against or affecting the  Borrower  or its  properties  or assets,  or to which the  Borrower  or its properties or assets is subject, nor is there any outstanding  judgment,  order, writ,  injunction,  decree or award  affecting the Borrower or its properties or assets  before  any court or  before  any  federal,  state,  municipal  or other governmental  department,  commission,  board,  bureau or agency,  which, either individually  or in the  aggregate,  could  reasonably  be  expected  to  have a material  adverse  effect  on its  business,  assets,  properties  or  financial condition,  or which in any manner could  reasonably  be expected to  materially impair the Purchased Receivables or which could reasonably be expected to affect the legality or enforceability of this Agreement or the Financing Documents, and the  Borrower  does not know of any  basis  for any such  suit,  proceeding,  or investigation.

     4.6 No Material Adverse Laws, Contracts, Etc. The Borrower is not obligated under any  contract or agreement  or under any law,  regulation  or decree which materially and adversely  affects its ability to perform its  obligations  under the Financing  Documents or which materially and adversely  affects the value of the Purchased  Receivables or which would affect the legality or  enforceability of the Financing Documents.

     4.7 Consents by Authority. Except for the filing of financing statements by the Lender, all actions, approvals,  consents, waivers,  exemptions,  variances, franchises, orders, permits, authorizations,  rights and licenses required to be taken, given or obtained,  as the case may be, by or from any federal,  state or other  governmental  authority or agency,  that are necessary in connection with the execution, delivery and performance by the Borrower of its obligations which it was required to perform as of such date under the Financing  Documents,  have been duly taken,  given or  obtained,  as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals
(administrative,  judicial or  otherwise)  and either the time within  which any appeal  therefrom may be taken or review  thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the  consummation by the Borrower of the  Borrower’s  role in the transactions  contemplated by the Financing Documents and the performance by the
Borrower of its obligations hereunder and thereunder.

     4.8 No Finder’s or Broker’s  Fees. Other than  broker’s fees
incurred  in   connection   with  the  purchase  of  certain  of  the  Purchased
Receivables,  all  of  which  have  been  paid  by  the  Sellers,  there  are no broker’s  or  finder’s  fees payable to any Person in connection  with this Agreement or the transactions contemplated herein.

     4.9 Capabilities.  Assuming the Loan proceeds are advanced to the Borrower, the Borrower has or is projected to have or will contract for adequate  capital,
assets,  liquidity,   personnel,   facilities,   equipment,   software,  systems
capability  and  competence to perform its  obligations  hereunder and under the other Financing Documents.

          4.10  Securities  Laws. The Borrower is not required to register as an
     “investment company” under the Investment Company Act of 1940, as amended,  and the  execution  and  delivery  of the  Note  as  contemplated hereunder is exempt from the  registration  requirements  of the Securities
     Act of 1933, as amended, and applicable state securities laws.
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     4.11 Disclosure. The representations and warranties and other statements of fact made by the Borrower to the Lender in the  Financing  Documents  and in any
certificates,  exhibits and schedules  attached hereto or thereto (including any such  documents  furnished by  electronic  medium) or furnished to the Lender or their designee by the Borrower in connection with the Loan, taken as a whole, do not on the date as of which  such  statements  were made  contain  any  material misstatement of fact or omit to state a material fact necessary in order to make the statements  contained herein or therein,  in the light of the  circumstances under which they were made, not misleading in their presentation of the Borrower and its  business.  The  information  provided  with  respect  to the  Purchased
Receivables and the Purchase  Agreements by or on behalf of the Borrower,  taken as a whole,  is,  to the  Borrower’s  knowledge,  true and  correct  in all material respects and, to the  Borrower’s  knowledge,  does not contain any
material   omissions  which  would  cause  such  information  to  be  materially misleading with respect to the Purchased  Receivables taken as a whole. Borrower makes no representation  or warranty  concerning the forecasts,  estimates,  pro
forma   information,   projections  and  statements  as  to  anticipated  future
performance or conditions,  and the assumptions on which they were based, except that as of the date made (i) such forecasts,  estimates,  pro forma information, projections  and  statements  were  based on the good faith  assumptions  of the management  of the  Borrower  and (ii) such  assumptions  were  believed by such management to be reasonable.  Such forecasts,  estimates, pro forma information, projections and statements, and the assumptions on which they were based, may or may not prove to be correct.  There is no fact or  condition  existing as of the date hereof which materially and adversely  affects,  or to the  Borrower’s knowledge,  in the future is reasonably  anticipated to materially and adversely affect, the condition (financial or otherwise), or prospects, of the Borrower or the Purchased Receivables taken as a whole.

     4.12  Foreign  Person.  The  Borrower is not a  “foreign  person”
within the meaning of Section 1445(f)(3) of the Code.

     4.13 ERISA. The Borrower has no Plans.

     4.14 Margin Stock. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying  “margin  stock”  (as defined  in  Regulation  U of the  Board of  Governors  of the  Federal  Reserve
System),  and no  proceeds  of the Loan  will be used for the  purpose,  whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or extending credit to others for such purpose.

     4.15 Liens and Encumbrances. The Receivables are owned by the Borrower free and clear of any lien other than the  security  interest in favor of the Lender.
All actions  (including UCC filings)  necessary in any  jurisdiction to give the
Lender a first priority perfected lien under the UCC in each Receivable acquired by the Borrower have been performed.

     4.16 Dealings with Obligor.  To the  Borrower’s  actual knowledge,  no action or omission on the part of the Sellers would give rise to any right under the FDCPA on the part of any  Obligor  to bring any  action or claim  that would result in a material adverse effect on the Borrower or the Purchased Receivables taken as a whole.  Neither the Borrower nor any of its  Affiliates has knowingly advanced funds to, induced, or solicited any advance of funds from a party other than the Obligor or any co-debtor or guarantor,  directly or indirectly, for the payment of any amount required by any Account.
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     4.17 Location of Place of Business.  The  Borrower’s  primary place of business is located at 5775 Roscoe Court, San Diego, CA 92123.

     4.18 Lack of Reliance.  Independently and without reliance upon the Lender, the Borrower, to the extent it deems appropriate, has made and shall continue to make its own independent  investigation  of the merits and risks involved in its role under this Agreement and the other transactions contemplated hereby and the
Lender  shall  not have any duty or  responsibility,  either  initially  or on a continuing  basis, to provide the Borrower with any  information  concerning the
Servicer.

     SECTION 5. COVENANTS OF BORROWER.

     The  Borrower  hereby  covenants  and agrees  that from the date hereof and until payment in full of the  principal of and interest on the Note,  unless the
Lender shall otherwise consent in writing, the Borrower will:

     5.1 Payments. Ensure that principal, interest and any other amounts payable are duly and  punctually  paid in accordance  with the  priorities  set forth in
Section 2.2 and as otherwise provided herein.

     5.2 Business and  Existence.  Perform all things  necessary to preserve and keep in full force and effect its existence and comply with each  Requirement of
Law, the  non-compliance  with which would  materially and adversely  affect its business or its financial  condition.  The Borrower shall not engage in any line of business other than pursuit,  negotiation,  acquisition  and ownership of the
Receivables  and related  assets.  The Borrower shall notify the Lender not less than 30 days in  advance  of any change in  location  of its place of  business.
Without  prior  written  consent  of the  Lender,  which  consent  shall  not be unreasonably withheld, delayed or conditioned,  the Borrower shall not amend its
Certificate of  Incorporation  except for the Restated  Certificate  pursuant to which  Borrower  will  become a special  purpose  entity or Bylaws or change its jurisdiction  of  incorporation.  The  Borrower  shall  comply  with  all of the provisions of its Certificate of Incorporation and Bylaws.

     5.3  Indebtedness  and Expenses.  Not incur,  create or suffer to exist any
Indebtedness, other than Indebtedness in respect of this Agreement, the Note and the  Financing  Documents,  and  pay  and  discharge  all of  its  indebtedness, obligations  and expenses  promptly in  accordance  with this  Agreement and the other Financing Documents and normal terms and practices of its business, before the same  shall  become in  default,  as well as all  lawful  claims  for labor, materials and supplies which otherwise,  if unpaid, might become a material lien upon its properties or assets or any part thereof.

     5.4 Payment of Taxes and Assessments.  Pay when due all taxes,  assessments and other  governmental  charges or levies  which  become due and payable by the
Borrower to any political  entity,  subdivision or department  thereof under any law now or hereafter  in force or effect.  The  Borrower  however,  shall not be required to pay any tax,  charge,  levy or  assessment  so long as the  Borrower shall  contest,  in good faith and at its cost and expense,  in its own name and behalf,  the  amount  or  validity  thereof,  in  an  appropriate  manner  or by appropriate  proceedings  which shall  operate  during the  pendency  thereof to prevent the collection of or other realization upon the tax, assessment, levy or charge so  contested,  provided that no such contest shall subject the Lender to the risk of any liability and that the Borrower shall take appropriate  reserves or provide appropriate bond or collateral in respect thereof.  Each such contest shall be promptly  prosecuted to final  conclusion  (subject to the right of the
Borrower to settle any such contest) and the Borrower will, and will require the
Servicer  to,  promptly  after  the  final  determination  of  such  contest  or settlement thereof (including any appeals),  pay and discharge the amounts which shall be  levied,  assessed  or  imposed or  determined  to be payable  therein, together with all penalties,  fines,  interests,  costs and expenses  thereon or incurred in connection therewith. The Borrower shall give, and shall require the
Servicer to give, the Lender prompt written notice of any such contest.
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     5.5 Notice of Event of Default.  At the time of the  Borrower’s  first actual  knowledge  (with  actual  knowledge  by the  Servicer  or any officer or employee  of the  Servicer  being  deemed  knowledge  of the  Borrower  for this purpose)  of an Event of Default or a Default,  furnish  the Lender  with prompt written notice of the occurrence of any such event or condition.

     5.6 Additional Information; Further Assurances.

     (a) Furnish, and require the Servicer to furnish, as applicable, such other information in the possession of or reasonably obtainable by the Borrower or the
Servicer regarding the operations,  business affairs and financial  condition of
Borrower  or the  Servicer  or their  properties  or assets  (including  but not limited to the Receivables) as the Lender may reasonably request for the purpose of  determining  compliance  with the  Financing  Documents or the status of the
Receivables,  including  but not limited to true and exact copies of their books of  account  (related  to  this  Agreement,  the  Financing  Documents  and  the
Receivables)  and any  audit  reports  prepared  by any  governmental  agency or authority related to the Borrower or this Agreement,  the Financing Documents or the  Receivables  and all information  furnished to any  governmental  agency or authority related to the Borrower or this Agreement,  the Financing Documents or the Receivables;  provided, however, that any information provided to the Lender pursuant to this Section 5.6 shall be held confidential by the Lender; and

     (b) Take such further actions as the Lender may reasonably  request for the purpose of  obtaining  or  preserving  the full  benefits  to the Lender of this
Agreement and of the rights and powers herein  granted to the Lender,  including the filing of any financing or continuation statements under the UCC.

          5.7 Right of Inspection/Right of Audit.

          (a) Permit,  and require the Servicer to permit,  at reasonable  times and  intervals  and  upon  reasonable  prior  notice,  any  person  who  is designated by the Lender to visit and inspect any of the properties, books, systems,  procedures,  financial  reports and  records of Borrower  and the
     Servicer  (related  to this  Agreement,  the  Financing  Documents  and the
     Receivables)  and to discuss  their  affairs,  finances and accounts as the
     Lender may  reasonably  request for the purpose of  determining  compliance with the Financing Documents or the status of the Receivables.  (b) Permit, and  require  the  Servicer  to permit,  the Lender to, on not less than 15 days’  prior notice,  or, if an Event of Default has occurred,  on not less than one day’s prior notice,  conduct an audit of the properties, books, systems,  procedures,  financial reports and records of the business activities  and  operations  conducted  by the Borrower and the Servicer in connection  with  its  performance  under  this  Agreement  and  the  other
     Financing  Documents,  during regular  business  hours, at the location the records are then kept by the Borrower and the Servicer.
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     5.8 Liens. Not contract,  create, incur or suffer to exist, and require the
Servicer  not to  contract,  create,  incur or  suffer to  exist,  any  security interest in any of the Receivables acquired from the Sellers,  whether now owned or hereafter acquired, except Permitted Liens.

     5.9 Notification of Litigation,  Liens,  Material Events.  Promptly notify, and require the  Servicer to promptly  notify,  the Lender in writing of (i) any litigation or dispute whether  pending or threatened,  of which the Borrower has actual knowledge which could materially affect the Borrower, and if requested by the Lender, deliver to the Lender copies of all pleadings, unprivileged relevant correspondence  and  similar  documentation  relating  thereto,  (ii) any  lien, security  interest or attachment  asserted  against any of the  Receivables  and
(iii)  the  occurrence  of any  other  event  or  the  discovery  of  any  other information  known to  Borrower  which  could  reasonably  be expected to have a material  adverse  effect  on  the  aggregate  market  value  of  the  Purchased
Receivables or on the security interests granted with respect thereto.

     5.10 Maintenance of First Priority.  Take all such action,  and require the
Servicer  to take all such  action,  as may from  time to time be  necessary  to maintain the ownership  interest of the Borrower in the  Receivables  and of the security  interests of the Lender,  in the  Receivables,  including all notices, waivers and recording,  filing, rerecording and refiling of any documents as set forth in the  Servicing  Agreement  to maintain  the  ownership  interest of the
Borrower or the security interests of the Lender and the perfection and priority thereof.  In addition,  the Borrower  shall,  and shall require the Servicer to, execute and deliver such further documents set forth in the Servicing  Agreement and take such further  action as the Lender may  reasonably  request in order to confirm the  ownership  interest of the  Borrower or security  interests  of the
Lender, and to preserve and protect the priority of such security interests, the rights of the  Borrower  under the  Purchase  Agreements  and the  rights of the
Lender under this Agreement and any Financing Document.

     5.11 Consolidation,  Merger, Sale of Assets. Not (i) wind up, liquidate, or dissolve its affairs,  enter into any  transaction  of merger or  consolidation, convey or transfer its properties and assets substantially as an entirety,  (ii)
convey,  sell, lease or otherwise dispose of (a) all or substantially all of the
Receivables; or (b) any portion of the Receivables;  provided, however, that the
Borrower  may from time to time  convey,  sell,  lease or  otherwise  dispose of
Receivables  (y) which are  Bankrupt  Accounts  (as such term is  defined in the
Servicing  Agreement) to a third party who is not an  Affiliated  Party (as such term is defined in the  Servicing  Agreement)  in an arm's  length  transaction;
provided that any such  transaction is in the normal course of business;  or (z)
pursuant to an agreement in which the purchase price percentage is not less than the applicable  purchase price  percentage  paid by Borrower for the Receivables being sold,  in each case as set forth in the  applicable  Purchase  Agreements,
(iii)  institute  any  bankruptcy  or  insolvency  proceeding  or consent to the institution  of the same,  or (iv)  create  any  partnership,  joint  venture or subsidiary,  in each case  without the prior  written  consent of Lender,  which consent shall not be unreasonably withheld, delayed or conditioned.
9

     5.12 Other Agreements.

          (a) Not enter into any agreement  containing any provision which would cause an Event of Default  hereunder or which would be violated or breached by the  performance  of  Borrower’s  obligations  under the  Financing
     Documents or under any document or instrument  delivered or to be delivered by Borrower hereunder or thereunder.

          (b)  Enforce  the  material  obligations  of the  Servicer  under  the
     Servicing  Agreement  and  of  each  of  the  Sellers  under  the  Purchase
     Agreements,  as  applicable,  and each other party under any other material agreement to which Borrower is a party,  and not grant any material  waiver or release or permit any material  amendment of any such  document  without the written consent of the Lender,  which consent shall not be unreasonably withheld, delayed or conditioned.

     5.13  Capability.  Maintain,  or  contract  to  maintain,  and  require the
Servicer to  maintain,  or  contract  to  maintain,  adequate  capital,  assets, liquidity,  personnel,  facilities,  equipment, software, systems capability and competence  to  perform  its  obligations  hereunder  and  under  the  Financing
Documents.

     5.14  Approvals  and  Licenses.  Maintain,  and  require  the  Servicer  to maintain, all consents,  approvals,  authorizations,  orders, rights,  licenses, franchises, and permits, if any, required by or from any federal, state or other governmental  authority  or  agency,  for the  conduct of its  business  and the ownership of its properties, or otherwise obtain a waiver or variance thereof or qualify for an exemption therefrom.

     5.15 Change in Accounting  Policies.  Not change its accounting policies or reporting practices, except as allowable pursuant to GAAP, consistently applied.

     5.16 Financial Statements.  Cause the Servicer to deliver to the Lender the financial  statements  specified  in  Sections  4.2(a) and (b) of the  Servicing
Agreement.

     5.17 Fraudulent Activities; Violations of Law. Not engage in, and no Person under its direct control or direction  shall engage in, any fraudulent  activity or other activity which would constitute a knowing violation of a Requirement of
Law.

          5.18 Lender’s Reliance.  Borrower acknowledges that the Lender is entering into the  transactions  contemplated by this Agreement in reliance upon  Borrower’s  identity as a legal entity that is separate from the
     Servicer  and that the Lender will be adversely  affected if Borrower  does not enforce its respective rights under the Servicing Agreement. Therefore, from and  after  the date of  execution  and  delivery  of this  Agreement,
     Borrower shall take all reasonable steps,  including,  without  limitation, all steps  that the  Lender may from time to time  reasonably  request,  to maintain Borrower’s identity as a separate legal entity and to make it manifest  to third  parties  that  Borrower  is an entity  with  assets and liabilities  distinct from those of the Servicer and any Affiliates thereof and not  just a  division  of  Servicer  or any  other  Affiliate.  Without limiting  the  generality  of the  foregoing  and in  addition to the other covenants
set forth herein, Borrower shall:
10

          (a) maintain its own separate books and records and bank accounts;

          (b) at all times  hold  itself  out to the  public  as a legal  entity separate from the its Affiliates and any other Person;

          (c)  file  its  own tax  returns,  if any,  as may be  required  under applicable  law, to the extent not part of a  consolidated  group  filing a consolidated  return or  returns,  and pay any taxes so required to be paid under applicable law;

          (d) not commingle  its assets with assets of any other Person  (except as contemplated by the Financing  Documents),  and maintain the assets in a manner that facilitates their  identification and segregation from those of its Affiliates and other Persons;

          (e) conduct its business in its own name;

          (f) maintain separate financial statements;

          (g) ensure that any financial  statements of any Affiliate of Borrower which are  consolidated  to include the  Borrower  contain  detailed  notes clearly stating that (a) all of the Borrower’s assets are owned by the
     Borrower,  and (b) the Borrower is a separate  entity with its own separate creditors that will be entitled to be satisfied out of the  Borrower’s assets  prior  to any  value  in the  Borrower  becoming  available  to the
     Borrower’s equity holders;

          (h) pay its own liabilities only out of its own funds;

          (i) not permit any  Affiliate  of  Borrower,  except an officer of the
     Borrower, to be, nor to hold itself out to be, responsible for the debts of the Borrower or the  decisions or actions in respect of the daily  business and affairs of the Borrower;

          (j) maintain an arm’s length relationship with its Affiliates;

          (k) pay the salaries of its own employees, if any;

          (l) require that any  full-time  employees  of the  Borrower  identify themselves  as such  and not as  employees  of any  Affiliate  of  Borrower
     (including without limitation,  by means of providing appropriate employees with business or  identification  cards  identifying  such employees as the
     Borrower’s employees);

          (m) not  hold  out its  credit  as  being  available  to  satisfy  the obligations of others;

          (n) allocate  fairly and  reasonably  with its Affiliates any overhead for shared office space;

          (o)  correct  any  known   misunderstanding   regarding  its  separate
     identity;
11

          (p) ensure that the  Borrower’s  operating  expenses  will not be borne by any Affiliate of Borrower;

          (q) use separate stationery, invoices and checks;

          (r) not pledge its assets for the benefit of any other Person;

          (s) maintain  adequate capital in light of its  contemplated  business purposes,  cash  flow  and  the  financing  contemplated  by the  Financing
     Documents;

          (t)  ensure  that  no  Affiliate  of  Borrower   shall,   directly  or
     indirectly,  name the  Borrower  or enter  into any  agreement  to name the
     Borrower  as a  direct  or  contingent  beneficiary  or loss  payee  of any insurance policy with respect to property of any Affiliate;

          (u) cause  the Board of  Directors  to meet at least  annually  or act pursuant to written  consent and keep minutes of such  meetings and actions and observe all other Delaware corporate law formalities; and

          (v) not acquire any obligations or securities of an Affiliate.

     SECTION 6. COLLATERAL.

     6.1 Security Interest in Collateral.  To secure the payment and performance to the Lender of the  Obligations,  the Borrower  hereby  grants to the Lender a continuing  security  interest of first priority in (subject to Permitted Liens)
and lien upon all the  following  Property  and  interests  in  Property  of the
Borrower,  whether  now owned or  existing  or  hereafter  created,  acquired or arising and wheresoever located:

          (a) all Purchased Receivables;

          (b) all Related Property;

          (c) all property  constituting  (i)deposit  accounts or (ii)security interests in property  financed under Purchased  Receivables,  claims under guaranties  and other  property  or  security  held by or granted to secure payment of the Purchased Receivables by the Obligor obligated thereon;

          (d) all other  General  Intangibles,  whether  now owned or  hereafter created or acquired by the  Borrower  or in which the  Borrower  now has or hereafter  acquires any interest,  including all rights of Borrower against
     Sellers under the Purchase Agreements;

          (e) all monies and other  Property of any kind,  now or at any time or times hereafter, owned by the Borrower or a bailee of the Borrower;

          (f) all contracts,  contract  rights,  chattel paper,  instruments and documents of the Borrower;

          (g) all rights, claims or choses in action of the Borrower;
12

          (h) all of the Borrower’s interest in the Remittance Account;

          (i)  all  accessions  to,  substitutions  for  and  all  replacements, products and cash and non-cash  proceeds of (a),  (b),  (c), (d), (e), (f),
     (g) and (h) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (j) all books and records  (including  customer  lists,  credit files, computer  print-outs,  and other  computer  materials  and  records) of the
     Borrower  pertaining  to any of (a),  (b), (c), (d), (e), (f), (g), (h) and
     (i) above.

     6.2 Location of Collateral.  All tangible  Collateral and Collateral in the form of books and records will at all times be kept by the Borrower or Servicer, as appropriate,  at the business  location set forth in  Section 4.17  and shall not,  without the prior  written  approval of the  Lender,  be moved  therefrom, except as necessary for the collection of an Account.

     6.3 Administration of Receivables.

          (a) Upon and after the  occurrence  of an Event of Default  (which has not been waived or cured if permitted  under  Section 7), the Lender or, if so directed by the Lender,  the Servicer shall have the exclusive  right to settle or adjust all disputes and claims  directly  with any Obligor and to compromise  the  amount or extend the time for  payment of the  Receivables upon such  terms and  conditions  as the Lender  may deem  advisable.  Upon notice by the Lender,  after the  occurrence of an Event of Default,  which notice may be given in the  Lender’s  sole  discretion,  the  Borrower
     shall   relieve  the   Servicer  of  any  further   authority   and  future
     administrative obligations with respect to the Receivables.

          (b) If any  Receivable  includes a charge  for any tax  payable to any governmental authority,  the Lender is authorized,  after the occurrence of an Event of Default,  to pay the amount thereof to the proper  governmental authority for the Receivable and charge the Borrower therefor. The Borrower shall notify the Lender if any  Receivable  includes any tax payable to any governmental authority and, in the absence of such a notice (i)with respect
     to  any   Receivable,   the  Borrower  shall  be  deemed  to  have  made  a
     representation  and  warranty to the Lender  that,  to the  Borrower’s knowledge,  no portion of such  Receivable  is payable to any  governmental authority  and (ii) the  Lender  shall  have the right to  retain  the full proceeds of the Receivable.  In no event shall the Lender be liable for any taxes to any  governmental  authority  that may be due by the  Borrower  by reason of the sale and delivery of any Receivable.

          (c) Upon and  following  the  occurrence  of a Default  or an Event of
     Default and while such  Default or Event of Default is  continuing,  any of the Lender’s officers, employees or agents shall have the right in the name of the Lender,  any designee of the Lender or the Borrower,  to verify the validity,  amount or any other matter  relating to any  Receivables  by mail, telephone, telegraph or otherwise. The Borrower shall cooperate fully with the Lender in an effort to facilitate  and promptly  conclude any such verification process.
13

          SECTION 7. DEFAULT

     7.1 Events of Default.  The occurrence and  continuation of any one or more of the following events prior to the payment in full by the Borrower of the Note shall constitute an “Event of Default” under this Agreement:

          (a) Payment Default.  The Borrower shall default in the payment of (i)
     any  principal  of or  interest  on the Loan  when due  (whether  at stated
     maturity,  upon  acceleration or at mandatory or optional  prepayment),  it being  understood  that no notice or cure period  will be required  for any such event to  constitute  an Event of  Default),  or (ii) any other amount payable by it hereunder or the Note and such default  shall have  continued
     unremedied for three (3) Business Days.

          (b)  Target  Principal  Balance.  On  any  Monthly  Report  Date,  the
     Principal  Balance  of the Note,  after  giving  effect to any  payment  in respect of principal on such Monthly Report Date, shall equal or exceed the
     Target Principal  Balance  corresponding to such Monthly Report Date as set forth on Exhibit D of this Agreement.

          (c)  Representations  and Warranties.  Any representation or warranty made by the Borrower  under the  Financing  Documents  or any  certificate, exhibit  or  other  document  required  thereunder  is  false,  misleading, incomplete or untrue in any material respect (an “Untrue Matter”)
     as of the date made and such Untrue Matter is not cured within fifteen days from the date that the Borrower knows of such Untrue Matter.

          (d)  Covenants.   (1)  Any  covenant,  term,  agreement  or  condition
     contained  in this  Agreement  is breached by the Borrower or (2) any other covenant, term, agreement or condition contained in the Financing Documents is  breached  by the  Borrower  or  Servicer,  and  such  breach  continues unremedied for a period of fifteen days after the date that the Borrower or the Servicer knows of such breach.

          (e)  Bankruptcy or  Insolvency.  The Borrower (i) is  dissolved,  (ii)
     fails or is  unable or admits in  writing  its  inability  to pay its debts generally  as  they  become  due,  (iii)  commences  a  voluntary  case  in bankruptcy or any other action or proceeding for any other relief under any law affecting  creditors’  rights that is similar to a bankruptcy law,
     (iv) consents by answer or otherwise to the  commencement  against it of an involuntary  case in bankruptcy or any other such action or proceeding,  or an involuntary case in bankruptcy or any other such action or proceeding in respect of the Borrower or any of its  properties  is commenced  and is not dismissed on or before the sixtieth day after the commencement thereof, (v)
     makes an assignment for the benefit of creditors,  (vi) files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a  substantial  part of its assets,  (vii) by any act or omission  indicates  its  consent,  approval  of,  or  acquiescence  in the appointment  of a receiver,  custodian or trustee for all or a  substantial part of its  property,  (viii) is  adjudicated  a  bankrupt,  (ix)  becomes insolvent however otherwise evidenced, or (x) ceases to continue as a going concern.

          (f) Fraudulent Conveyances.  The Borrower conceals, removes or permits to be  concealed  or  removed,  any part of its  property,  with  intent to hinder,  delay or defraud its creditors or any of them, or makes or permits a transfer of any of its property  which  transfer is fraudulent  under any bankruptcy, fraudulent conveyance or similar law.
14

          (g) Judgments.  Any (i) uninsured judgment, (ii) judgment which is not fully insured or (iii) order for the payment of money,  that is equal to or greater than  $50,000  shall be rendered  against the Borrower  (unless the payment  of such  amount in excess of $50,000  is fully  insured)  and such judgment or order shall continue  unsatisfied  and unstayed for a period of
     60 days.

          (h) Breach of Agreement.  Any security  interest created  hereunder or pursuant to the Financing Documents shall cease to be a valid and perfected first  priority  security  interest in favor of the Lender in the Purchased
     Receivables.

          (i) Breach of the Purchase Agreements.  Any (i) breach or violation by
     Borrower of any provisions of a Purchase Agreement,  but only such breaches or violations which would give rise to a right to terminate Borrower’s rights under such agreement, and which continue after the expiration of any applicable  notice or cure periods  allowed  thereunder  or (ii) failure by
     Borrower  to  enforce  its  rights  under the  Purchase  Agreements,  which failure, in the Lender’s reasonable discretion,  shall have a material adverse effect on the Borrower’s ability to meet its obligations under this  Agreement  or any  other  Financing  Document  and which is not cured within fifteen days from the date that the Borrower receives notice of such breach from the Lender.

          (j) Servicer Termination.  The occurrence of a Termination Event under the Servicing Agreement.

     7.2 Effect of Event of Default.  If any Event of Default  shall  occur,  in addition  to taking any action  pursuant to Section  6.5 and  Section  7.3,  the
Lender may, at its sole option,  by written  notice to the Borrower  declare the entire  unpaid  Principal  Balance  of and  accrued  interest  on the Note to be immediately due and payable,  without  presentment,  demand,  protest or further notice  of any kind,  all of which are  expressly  waived by the  Borrower.  The
Lender may also  exercise  any or all of the rights and remedies (i) provided to the Lender  pursuant to the Financing  Documents and (ii) available to a secured creditor  under  the UCC of the  applicable  jurisdiction,  as the  same  may be amended from time to time,  including without limiting the foregoing,  the right to take possession of and sell the Collateral.  Except as set forth elsewhere in this  Section  7, the  occurrence  of an Event of  Default  may only be cured by written  waiver from the Lender (and not by the passage of time or  remedying of the circumstances which led to such Event of Default).

     7.3 Power of Attorney. The Borrower hereby makes,  constitutes and appoints the Lender its true and lawful attorney-in-fact, in its name place and stead, or otherwise,  upon the  occurrence  of any Event of  Default  (which  has not been waived or cured if permitted under Section 7):

          (a) To take  all  actions  and to  execute,  acknowledge,  obtain  and deliver any and all  writings  deemed  advisable  by the Lender in order to exercise any rights of the Borrower  with respect to the  Collateral  or to receive and enforce any payment or  performance  due to the  Borrower  with respect to the Collateral;
15

          (b) To give any notices,  instructions or other  communications to any person or entity in connection with the Collateral;

          (c) To demand and receive all performance due under or with respect to the  Collateral  and to take all lawful steps to enforce such  performances and  except  for any  claim or cause  of  action  against  the  Lender,  to compromise and settle any claim or cause of action of the Borrower  arising from  or  related  to  the  Collateral  and  give  acquittances  and  other discharges relating thereto; and

          (d) To file any claim or proceeding  or to take any other  action,  in the name of the Borrower,  Lender or otherwise, to enforce performances due under or related to the  Collateral  and to protect and preserve the right, title and interest of the Lender thereunder.

     The  foregoing  power of attorney is a power  coupled  with an interest and shall be irrevocable  so long as any portion of the  obligations of the Borrower hereunder remains contingent,  unmatured,  unliquidated,  unpaid or unperformed.
The Lender shall have no obligation to exercise any of the foregoing  rights and powers in any event.

     SECTION 8. MISCELLANEOUS.

     8.1  Non-Recourse   Financing.   None  of  the   Borrower’s   lenders,
representatives or Affiliates will have any personal liability for the repayment of any  portion  of the  Principal  Balance  or  the  fulfillment  of any of the
Borrower’s  obligations  under this  Agreement or any  Financing  Document.
Lender’s sole recourse will be to the assets and income of the Borrower.

     8.2 Indemnification.

          (a) The Borrower  agrees to indemnify  and hold the Lender  (including its Affiliates)  harmless from all liabilities,  damages,  claims,  losses,
     judgments,    reasonable   costs   and   expenses,   including   reasonable
     attorneys’  fees,  incurred by Lender arising out of or resulting from the  performance  or failure to perform by the Borrower of its  obligations and its failure to comply with any applicable Requirements of Law.

          (b) The Lender will  indemnify and hold harmless the Borrower from all liabilities,  damages,  claims,  losses,  judgments,  reasonable  costs and expenses,  including  reasonable  attorneys’  fees,  incurred  by  the
     Borrower  arising out of or resulting  from the  performance  or failure to perform the Lender’s  obligations,  and the  Lender’s  failure to comply with any applicable Requirements of Law.

          8.3  Set-off.  In  addition  to any rights and  remedies of the Lender provided by law or existing  under any  instrument,  document or  agreement relating to the Obligations,  if an Event of Default exists,  the Lender is authorized  at any time and from time to time,  without prior notice to the
     Borrower,  Servicer or any other  party,  any such notice  being  waived by
     Borrower,  the  Servicer  and any such other  party to the  fullest  extent permitted  by law,  to set off and apply any and all monies or  deposits at any time held by or for the benefit of, and other  indebtedness at any time owing by the  Lender to or for the credit or the  account  of the  Borrower against any and all Obligations, now or hereafter existing, irrespective of whether or not the Lender  shall have made demand  under this  Agreement or any Financing Document. The Lender agrees promptly to notify Borrower after any such set-off and  application  made by the Lender;  provided,  however, that, the failure to give such notice shall not affect the validity of such set-off and  application.  The rights of the Lender  under this Section 8.3 are in addition to the other rights and remedies (including other rights of set-off) which the Lender may have.
16

          8.4 Notices. Any notice, demand, request,  approval,  consent or other communication (collectively  “Notice”)  concerning this Agreement or any  matter  arising  in  connection  with  this  Agreement  shall be in writing,  personally delivered,  or sent by telecopier,  data transmission, overnight  courier or mailed by certified mail,  return receipt  requested, and shall be deemed to have been duly given upon receipt:

If to the Lender to:                        PATRIOT CAPITAL MARKETS, LLC
                                            28 Thorndal Circle
                                            Darien, CT  06820
                                            ATTN: Chief Investment Officer

If to the Borrower to:                      MIDLAND FUNDING NCC-1 CORPORATION
                                            5775 Roscoe Court
                                            San Diego, CA  92123
                                            ATTN: Corporate Secretary

     8.5  Transactional  Expenses.  The  Borrower  shall  pay  all  Post-Closing
Transactional Expenses and all other Obligations (except principal and interest)
on or before the  thirtieth  (30th)  day  following  Borrower’s  receipt of invoices for the same. All  Transactional  Expenses and other  Obligations which
are  not  so  paid  shall  be   capitalized   (“Capitalized   Transactional
Expenses”)   and  shall  become  part  of  the  Principal  Balance  on  the immediately succeeding Monthly Report Date.

     8.6 Relationship  Between Parties.  The relationship between the Lender and the Borrower shall be solely one of commercial lender and borrower,  and nothing contained in this Agreement or in any Financing  Document  shall  constitute the parties as partners or co-venturers with one another.

     8.7 Confidentiality.

          (a)  The  Borrower  and  the  Lender  agree  that  the  terms  of this
     Agreement,  all other Financing Documents,  and the Loan made or to be made hereunder  are  confidential  and shall not be disclosed by either party to any other  Person  without the other  party’s  prior  written  consent
     except  (a)  to  each  Party’s   counsel,  (b)  to  each  party’s
     Affiliates,  investors, prospective investors or lenders (c) as required by law or the rules and regulations of the Securities and Exchange Commission, any applicable  stock exchange or trading  market,  or (d) as  specifically contemplated  by this  Agreement or the other  Financing  Documents.  It is understood  that the parties hereto may make  customary  references to this transaction in their financial statements.
17

          (b) Notwithstanding anything herein to the contrary, each party hereto may disclose to any and all persons,  without  limitation of any kind,  the tax  treatment and tax structure of the  transaction  contemplated  by this
     Agreement  and all materials of any kind  (including  opinions or other tax analyses)  that are provided to such party or such person  relating to such tax  treatment and tax  structure.  This  authorization  is not intended to permit disclosure of any other  information  including terms or details not relevant to the tax treatment or the tax structure of this  transaction  or the transactions designated by the Financing Documents.

     8.8  Termination.  This  Agreement  shall continue in full force and effect until all Obligations and  undertakings of the Borrower  hereunder and under any
other  Financing   Document  have  been  fully  discharged  or  performed.

     8.9 Amendments.  The provisions of this Agreement,  and any other Financing
Document, may from time to time be amended,  modified or waived with the consent of the Borrower and the Lender if such  amendment,  modification or waiver is in writing and signed by the Lender and the Borrower.

     8.10 Waivers.  No party shall be deemed to have waived any of its rights or remedies  hereunder or under any other Financing  Document unless such waiver is in writing  and  signed by such  party and then only to the extent  specifically recited.  No failure to  exercise  and no delay or omission  in  exercising  any right, remedy or recourse on the part of either party shall operate or be deemed as a waiver of such  right,  remedy  or  recourse  hereunder  or  thereunder  or preclude any other or further exercise  thereof.  A waiver or release on any one occasion  shall not be construed as  continuing,  as a bar to, or as a waiver or release of any subsequent right, remedy or recourse on any subsequent  occasion.
All rights and remedies of each party,  whether  pursuant to this Agreement,  or any other  Financing  Document,  or any other  document or instrument  delivered hereunder or thereunder, shall be cumulative and concurrent and may be exercised singly,  successively  or  concurrently at the sole discretion of such party and may be  exercised as often as occasion  therefor  may exist.  The rights of each party  hereunder or any such document or instrument  shall be in addition to all other rights and remedies provided at law or in equity.

     8.11 Transferability of Agreement. This Agreement shall be binding upon the
Borrower and the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any or all of its rights or  obligations hereunder  without  the prior  written  consent of the Lender and any  purported assignment  without such written  consent shall be null and void. The Lender may transfer and assign to any Person  (including  any  Affiliate) any or all of its rights or obligations  hereunder and under the other Financing Documents without the prior written consent of the Borrower.

     8.12 Replacement Note. Upon the loss,  theft,  destruction or mutilation of the Note,  the Borrower  shall execute and deliver in lieu thereof a new Note in the same  initial  principal  amount  and with such  notations  on the  schedule attached  to such  Note as shall  evidence  all  payments  in  reduction  of the
Principal Balance prior to the date of delivery of such replacement Note.
18

     8.13  GOVERNING LAW. THIS  AGREEMENT  SHALL BE GOVERNED BY THE  SUBSTANTIVE
LAWS OF THE STATE OF NEW YORK WITHOUT  APPLICATION OF CONFLICT OF LAW PRINCIPLES
(OTHER THAN SECTION  5-1401 OF THE GENERAL  OBLIGATIONS  LAW OF THE STATE OF NEW
YORK).

     8.14  Submission  to  Jurisdiction.  The  Borrower  hereby  consents to the jurisdiction  of the federal  district  court  located  within the County of New
York, State of New York, with respect to all actions or proceedings  relating to this  Agreement,  the Note,  the other  Financing  Documents  and the  Purchased
Receivables,  and the Borrower  waives any objection  which it may have based on improper  venue or forum non  conveniens to the conduct of any proceeding in any such  court and waives  personal  service  of any and all  process  upon it, and consents  that all such  service of process be made by  registered  or certified mail or by messenger  directed to it at the address of the Borrower set forth in
Section 7.3 and that service so made,  shall be deemed to be completed  upon the earlier of actual  receipt and five Business Days after the same shall have been posted to the Borrower’s  address in accordance herewith.  THE PARTIES EACH
WAIVE ANY RIGHT TO TRIAL BY JURY.  The Borrower  agrees that a final judgment in any such action or proceeding  shall be conclusive  and may be enforced in other jurisdictions  by suit on the judgment  (if such a procedure is available  under applicable  law) or in any other manner  provided by law.  Nothing  contained in this section  shall affect the right of the Lender to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any  jurisdiction  against the Borrower or to enforce a judgment  obtained in the courts of any other jurisdiction.

     8.15 Enforceability of Agreement.  Should any one or more of the provisions of this  Agreement  be  determined  to be  illegal or  unenforceable,  all other provisions,  nevertheless,  shall  remain  effective  and binding on the parties hereto  and such  provisions  shall be  deemed  revised  to the  minimum  extent necessary to render it enforceable.

     8.16  Titles.  Titles of the  Sections  of this  Agreement  are  merely for convenience  in reading  and shall be deemed not to be a part of this  Agreement and shall be ignored in construing any provision hereof.

     8.17 Entire Agreement.  This Agreement (including all Exhibits hereto), the
Financing   Documents  and  the  Note  shall  constitute  the  full  and  entire understanding  and  agreement of the parties  hereto and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject  matter  hereof unless  expressly  referred to herein or
therein.  All  prior  negotiations,  agreements,  representations,   warranties,
statements  and  undertakings  concerning  the subject matter hereof between the parties hereto are superseded by this Agreement.

     8.18  Execution  in  Counterparts.  This  Agreement  may be executed in any number of  counterparts  and in  separate  counterparts,  each of which  when so executed and delivered  shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                                                     * * * * *
19

     IN  WITNESS  WHEREOF,  the  Parties  have  signed  this  Loan and  Security
Agreement as of the date set forth in the first paragraph of this Agreement.

                                                    LENDER:

                                                    PATRIOT CAPITAL MARKETS, LLC

                                                 By:  /s/ Charles A. Forbes, Jr.
                                                        Charles A. Forbes, Jr.
                                                 Its:   Chief Investment Officer

                                                     BORROWER:

                                              MIDLAND FUNDING NCC-1 CORPORATION

                                                   By:  /s/ Carl C. Gregory, III
                                                          Carl C. Gregory, III
                                                   Its: President

                                                                      APPENDIX A

                                   DEFINITIONS

     “Account”  shall  mean each  relationship  comprising  a personal loan, line of credit, lease or other credit transaction  established pursuant to an Account  Agreement,  the Receivables from which are purchased by the Borrower pursuant to a Purchase Agreement.

     “Account  Agreement”  shall  mean the  retail  installment  sales contract,  lease,  credit agreement or other agreement or agreements pursuant to which a Person is obligated to pay for borrowed money or leased property under a credit plan.

     “Account  Control  Agreement”  shall  mean that  account  control agreement  with respect to the Remittance  Account by and among the Lender,  the
Borrower, the Servicer and the bank named therein, which is in substantially the form attached hereto as Exhibit E.

     “Affiliate”  means, with respect to any Person,  any other Person directly or indirectly  controlling (including but not limited to all directors, managers  and  officers  of such  Person),  controlled  by,  or under  direct or indirect  common  control with such Person.  A Person shall be deemed to control another Person if such Person  possesses,  directly or indirectly,  the power to direct or cause the direction of the management or policies of the other Person, whether through ownership of voting securities, by contract or otherwise.

     “Authorized  Officer,”  with respect to the  Borrower,  means the
Person or other  signatory  authorized  by or  pursuant  to the  Borrower’s
Bylaws.
     “Available  Funds”  shall have the meaning  specified  in Section
2.2.

     “Borrower”  shall have the meaning  specified  in the preamble to this Agreement.

     “Borrowing Rate” shall mean, as to any Monthly Report Date, a per annum rate equal to 15.00%.

     “Business Day”  shall mean any day other than a Saturday,  Sunday or any other day on which banks are required or  authorized  to be closed in New
York, New York.

     “Capitalized  Transactional  Expenses”  shall  have  the  meaning specified in Section 8.5 of this Agreement.

     “Code”  shall mean the Internal  Revenue Code of 1986, as amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

     “Collateral”  shall mean all of the  Property  and  interests  in
Property described in Section 6.1 of this Agreement,  and all other Property and interests in Property that now or hereafter  secure the payment and  performance of any of the Obligations.

     “Collections”  shall have the meaning  specified  in Article I of the Servicing Agreement.

     “Default”  shall  mean an  event  or  condition  which,  with the passage of time or the giving of notice or both,  would  constitute  an Event of
Default.

     “ERISA” shall mean the Employee Retirement Income Security Act of
1974,  as  amended  from  time  to  time,  or any  successor  statute,  and  the regulations promulgated and the rulings issued thereunder.

     “ERISA  Affiliate”  shall mean any trade or business  (whether or not  incorporated)  which,  together with the  Borrower,  is treated as a single employer under Title IV of ERISA or Section 414 of the Code.

     “Event of  Default” shall  have the meaning  specified in Section
7.1 of the Agreement.

     “FDCPA”  shall  mean the Fair Debt  Collection  Practices  Act of
1977, as amended.

     “Financing   Documents”   means  the  Agreement,   the  Servicing
Agreement,  the Account Control  Agreement and any related agreement or document contemplated thereunder.

     “GAAP” shall mean accounting principles generally accepted in the
United States of America, as in effect from time to time.

     “General  Intangibles”  shall have the  meaning it is given under the UCC as in effect in the State of New York.

     “Indebtedness” shall mean, with respect to any Person, any amount payable by such Person  pursuant to an  agreement  or  instrument  involving  or evidencing money borrowed or received, the advance of credit, a conditional sale or a transfer with  recourse or with an  obligation  to  repurchase  (other than customary  “putback”  rights  given  in  connection  with  a  sale  of
Accounts), or pursuant to a lease with substantially the same economic effect as any such  agreement  or  instrument,  to which such Person is a party as debtor, borrower or guarantor, all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property and all non-contingent  obligations of such Person to reimburse  any bank or other Person in respect of amounts paid under a letter of credit or similar instrument.

     “Initial  Transactional  Expenses”  shall mean all  out-of-pocket costs and expenses  incurred by the Lender (including  attorneys’  fees and expenses) in connection with the consummation of the  transactions  contemplated by the Financing Documents.

     “Lender”  shall mean  Patriot  Capital  Markets,  LLC, a Delaware limited liability company.

     “Loan”  shall have the meaning  specified in the Recitals to this
Agreement.

     “Loan Amount”  shall have the meaning specified in Section 1.1 of the Agreement.

     “Maturity  Date”  shall mean the Monthly Report Date occurring in
October, 2005.

     “Monthly Reconciliation Report”  shall have the meaning specified in Article I of the Servicing Agreement.

     “Monthly Report Date” shall have the meaning specified in Article
I of the Servicing Agreement.

     “Multiemployer  Plan” shall mean a “multiemployer plan”
as defined in Section 4001(a) (3) of ERISA.

     “Note”  shall mean the secured  promissory  note  executed by the
Borrower  evidencing the Principal Balance, in substantially the form of Exhibit
A to the Agreement.

     “Obligations”   means  all   present   and  future   liabilities,
obligations  and  indebtedness  of the Borrower  owing to the Lender under or in connection  with  this  Agreement,  including  amounts  owed in  respect  of the
Principal Balance, Unpaid Interest, Transactional Expenses, and indemnities.

     “Obligor”  shall mean the customer,  obligor,  maker, borrower or other party primarily obligated to pay an Account.

     “Opinion of Counsel”  shall mean a written opinion of counsel and who,  in the case of  opinions  delivered  to the  Lender,  shall be  reasonably satisfactory to the Lender.

     “Permitted  Liens”  shall  mean,  with  respect to the  Purchased
Receivables,  (i) inchoate  liens in respect of taxes not due and  payable,  and
(iii) security interests created pursuant to the Financing Documents.

     “Person”  shall mean any legal person,  including any individual, corporation,  partnership,  joint  venture,  association,  joint-stock  company, trust,  unincorporated  organization,  governmental  entity  or other  entity of similar nature.

     “Plan”  shall  mean  any  employee  benefit  plan,  other  than a
Multiemployer  Plan,  which is  subject  to Title IV of ERISA or  subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA, and  either  (i) is  maintained  for  employees  of the  Borrower  or any  ERISA
Affiliate or in which any such employees  participate or to which  contributions are made by the Borrower or any ERISA Affiliate,  or (ii) has at any time within the preceding  five years been  maintained  for employees of the Borrower or any
ERISA  Affiliate or any Person  which was at such time an ERISA  Affiliate or in which any such  employees  participated  at such time,  or (iii) with respect to which the Borrower or any ERISA  Affiliate  could be subjected to any  liability under Title IV of ERISA (including  without limitation Section 4069 of ERISA) in the event that such plan has been or were to be terminated.

     “Post-Closing    Transactional    Expenses”    shall   mean   all
out-of-pocket  costs and expenses  incurred by the Lender in connection with the interpretation,  enforcement,  exercise  of rights or  amendment  (in each case, whether or not definitive action is taken) of the Financing Documents.

     “Principal  Balance”  shall mean, on any Business Day (i) the sum of (a) the Loan  Amount as of the  Closing  Date,  (b) the  aggregate  amount of
Unpaid Interest on all previous  Monthly Report Dates,  and (c) all Post-Closing
Transactional  Expenses which have become Capitalized  Transactional Expenses on any Monthly  Report Date on or before such Business Day, minus (ii) amounts paid to the Lender in reduction of the Principal Balance pursuant to clause fourth of
Section 2.2 of the Agreement.

     “Property”  shall mean any  interest  in any kind of  property or asset, whether real, personal or mixed, or tangible or intangible.

     “Purchase  Agreements”  shall have the meaning  specified  in the
Recitals to this Agreement.

     “Purchased  Receivables”  shall have the meaning specified in the
Recitals to this Agreement.

     “Receivable”  shall  mean  any  outstanding  indebtedness  of  an
Obligor under an Account  Agreement  (including any unpaid  finance  charges and other  charges  relating  thereto)  arising from a loan for borrowed  money or a lease for leased property,  including any deficiency balance remaining after the application of sale proceeds from any property securing such property.

     “Related  Property”  shall mean all rights, title and interest of the Borrower under and in the Servicing  Agreement and the Purchase  Agreements,
including  the  ownership  interests of the  Borrower in  Purchased  Receivables acquired thereunder.

     “Remittance  Account”  shall mean the account  established by the
Servicer in accordance with Section 2.9 of the Servicing Agreement.

     “Remittance  Date”  shall have the meaning specified in Article I of the Servicing Agreement.

     “Remittance Period” shall have the meaning specified in Article I of the Servicing Agreement.

     “Requirement  of  Law”  shall mean,  as to any  Person,  any law, treaty, rule or regulation,  determination or order of any arbitrator or a court or other governmental authority,  judgment,  decree, franchise or permit in each case  applicable  to or binding  upon such  Person or any of its  property or to which such Person or any of its property is subject.

     “Sellers”  shall have the meaning  specified  in the  Recitals to this Agreement.

     “Servicer”  shall mean Midland Credit Management,  Inc., a Kansas corporation.

     “Servicing  Agreement”  shall mean the Servicing  Agreement among the Borrower,  the Servicer and the Lender,  dated as of July 25, 2003, relating to the servicing of the Purchased Receivables.

     “Servicing  Fee”  shall mean the  Servicing  Fee  received by the
Servicer in accordance with Section 3.1 of the Servicing Agreement.

     “Target  Principal  Balance”  shall  mean,  with  respect  to any
Monthly Report Date, the dollar amount corresponding to such Monthly Report Date as set forth on Exhibit D of this Agreement.

     “Termination  Event”  shall have the meaning specified in Section
1.1 of the Servicing Agreement.

     “Transactional  Expenses”  shall mean the  Initial  Transactional
Expenses and the Post-Closing Transactional Expenses.

     “UCC”  shall mean the Uniform  Commercial  Code as in effect in a jurisdiction at any time.

     “Unpaid  Interest”  shall mean,  on a Monthly  Report  Date,  the amount,  if any, by which the amount owing  pursuant to clause second of Section
2.2 of the  Agreement  exceeds the amount of Available  Funds in respect of such
Monthly Report Date applied in payment of such owing amounts.